 Exhibit 99.4

Employee Email

Black Rifle Coffee Family,

Today is an exciting day for our team. This morning, we are announcing plans to go public. Once this business combination is completed, which is subject to required shareholder and regulatory approvals, we will be a publicly traded company.

As you know, our mission at Black Rifle Coffee Company is to serve premium coffee and content to Veterans, active-duty military, first responders, and those who love America. Every decision that we make as a company is to advance that mission, and this next step is no different. Being publicly listed will provide funds that will allow us to expand on our goals of producing premium coffee, publishing engaging and high-value content, and giving back to the Veteran community.

SilverBox-Engaged will be an amazing partner in this next step for Black Rifle. They are passionate about our mission and have a great record of helping companies grow profitably. Their team brings great experience and expertise across retail, restaurants, and social media as well as a proven track record of supporting newly public companies. As Black Rifle moves into this next phase, we look forward to the growth that our new relationship with SilverBox-Engaged will foster.

As a mission-driven company founded by Veterans, supporting military and first-responder communities is a top priority for us. I’m proud to say we’ve found a partner that shares our commitment to that mission. At the conclusion of the transaction, SilverBox-Engaged will join us in donating over 530,000 shares to the newly formed BRCC Fund, our company’s foundation. The foundation will focus on Veteran-related causes such as education and job training for Veterans; scholarships for family members of fallen heroes; and more. The transaction will also be a huge step towards our goal as a company of hiring 10,000 Veterans and of serving those who have served our country.

Later today, I will be holding a town hall to discuss this exciting news and take some questions. I would also encourage you to speak with your manager and to check out the information about the business deal that is on our website at www.blackriflecoffee.com/announcement.

You may be wondering what this means for Black Rifle and what you do every day. The answer is, not much will change day-to-day. We all have to stay focused and keep doing what’s made us successful so far. The transaction will help us do the most important things even better, but it won’t change who we are. In fact, it will do just the opposite. It will help fulfill our vision of what Black Rifle can become.

As the company takes this next step, it’s clear that we wouldn’t be here without you and all you’ve done at Black Rifle, and your dedication to our mission. What we do couldn’t happen without our people, and I’m proud to lead a team that loves America and its heroes.

Congratulations to all of us on reaching this exciting milestone!

Evan

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BASIC EMAIL

Today is an exciting day for our Black Rifle Coffee team. This morning, we announced plans to go public in partnership with SilverBox-Engaged Merger Corp I (Nasdaq: SBEA). Once this business combination is completed, which is subject to required shareholder and regulatory approvals, we will be a publicly traded company.

Our mission at Black Rifle Coffee Company is to serve premium coffee and content to Veterans, active-duty military, first responders, and those who love America. Every decision that we make as a company is to advance that mission, and this next step is no different. Being publicly listed will provide funds that will allow us to expand on our goals of producing premium coffee, publishing engaging and high-value content, and giving back to the Veteran community.

SilverBox-Engaged will be an amazing partner in this next step for Black Rifle. They are passionate about our mission and have a great record of helping companies grow profitably. Their team brings great experience and expertise across retail, restaurants, and social media, as well as a proven track record of supporting newly public companies.

As a mission-driven company founded by Veterans, supporting military and first-responder communities is a top priority for us. I’m proud to say that we’ve found a partner that shares our commitment to this mission. At the conclusion of the transaction, SilverBox-Engaged will join us in donating over 530,000 shares to the newly formed BRCC Fund, our company foundation. The foundation will focus on Veteran-related causes such as education and job training for Veterans; scholarships for family members of fallen heroes; and more. It will be a huge step towards our goal as a company of serving those who have served us and fulfilling our goal of hiring 10,000 Veterans.

As we take this next step, I wanted to thank you for the support you’ve given Black Rifle. Our company was built by Veterans who love America and honor those who serve us, and we’re grateful for friends like you who share those values. Thank you for partnering with us in our mission of supporting America’s heroes.

Grateful to have you along with us on this journey.

Evan

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IMPORTANT LEGAL INFORMATION

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands, LLC (the “Company”) or SilverBox Engaged Merger Corp I (“SBEA”). Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination to be filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication.

Additional Information about the Proposed Business Combination and Where to Find It

This communication is being made in respect of the proposed transaction involving SBEA and the Company. In connection with the proposed business combination, the Form S-4 is expected to be filed by a newly-formed holding company (“PubCo”) with the SEC that will include a proxy statement of SBEA and that will also include a prospectus of PubCo. SBEA’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SBEA, PUBCO, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of SBEA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

SBEA, PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SBEA’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SBEA is contained in SBEA’s final prospectus related to its initial public offering dated February 25, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SBEA in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.